UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 31, 2006

Date of Report (Date of earliest event reported)
NationsHealth, Inc.

(Exact name of Registrant as specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-50348 (Commission File Number)	06-1688360 (I.R.S. Employer Identification No.)
13630 N.W. 8th Street, Suite 210
Sunrise, Florida 33325

(Address of Principal Executive Offices)
(954) 903-5000

Registrant’s telephone number, including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On May 31, 2006, NationsHealth, Inc. (the “Company”) issued a press release announcing the amendment and restatement of the strategic agreement dated May 4, 2005, between the Company, United States Pharmaceutical Group, LLC and Connecticut General Life Insurance Company. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and it is incorporated herein by reference as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated May 31, 2006, announcing the amendment and restatement of the strategic agreement dated May 4, 2005 between NationsHealth, Inc., United States Pharmaceutical Group, LLC and Connecticut General Life Insurance Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONSHEALTH, INC.
Date: May 31, 2006	By:	/s/ Timothy Fairbanks
Timothy Fairbanks
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 31, 2006, announcing the amendment and restatement of the strategic agreement dated May 4, 2005 between NationsHealth, Inc., United States Pharmaceutical Group, LLC and Connecticut General Life Insurance Company.

4